Exhibit (j)



                       CONSENT OF INDEPENDENT ACCOUNTANTS



We hereby consent to the incorporation by reference into the Prospectus and Statement of Additional Information constituting the Post-Effective Amendment No. 45 to the Registration Statement on Form N-1A (the "Registration Statement") of Global/International Fund, Inc. comprised of Scudder Emerging Markets Income Fund, Global Discovery Fund, Scudder Global Bond Fund, and Scudder International Bond Fund of our reports dated December 16, 1999, December 10, 1999, December 17, 1999 and December 20, 1999, respectively, on the financial statements and financial highlights appearing in the October 31, 1999 Annual Reports to the Shareholders of Scudder Emerging Markets Income Fund, Global Discovery Fund, Scudder Global Bond Fund, and Scudder International Bond Fund, which are also incorporated by reference into the Registration Statement. We further consent to the references to our firm under the heading "Financial Highlights," in the Prospectus and "Experts" in the Statement of Additional Information.




/s/PricewaterhouseCoopers LLP
PricewaterhouseCoopers LLP
Boston, Massachusetts
July 14, 2000

                                                                     Exhibit (j)


                      CONSENT OF INDEPENDENT ACCOUNTANTS



We hereby consent to the incorporation by reference into the Prospectus and Statement of Additional Information constituting the Post-Effective Amendment No. 45 to the Registration Statement on Form N-1A (the "Registration Statement") of Global/International Fund, Inc., comprised of Scudder International Fund, Scudder Global Fund, and Scudder Emerging Markets Growth Fund of our reports dated October 25, 1999, October 12, 1999, and December 10, 1999, respectively, on the financial statements and financial highlights appearing in the August 31, 1999 Annual Reports to the Shareholders of Scudder International Fund and Scudder Global Fund, and the October 31, 1999 Annual Report to the Shareholders of Scudder Emerging Markets Growth Fund, which are also incorporated by reference into the Registration Statement. We further consent to the references to our firm under the heading "Financial Highlights," in the Prospectus and "Experts" in the Statement of Additional Information.




/s/PricewaterhouseCoopers LLP
PricewaterhouseCoopers LLP
Boston, Massachusetts
July 14, 2000